Exhibit 10.8

INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT (this “Agreement”) is made as of the                      day of                         , 20     by and between MRI Interventions, Inc., a Delaware corporation, (the “Company”) and                                          (the “Indemnitee”).

WHEREAS, the Board of Directors has determined that the increasing difficulty in attracting and retaining qualified persons as directors and officers is detrimental to the best interests of the Company’s stockholders and that the Company should act to assure such persons that there will be adequate certainty of protection through insurance and indemnification against risks of claims and actions against them arising out of their service to and activities on behalf of the Company; and

WHEREAS, Section 145 of the General Corporation Law of the State of Delaware (the “DGCL”) empowers the Company to indemnify and advance expenses to its officers, directors, employees and agents by agreement and to indemnify and advance expenses to persons who serve, at the request of the Company, as directors, officers, employees or agents of other corporations or enterprises, and expressly provides that the indemnification provided by Section 145 is not exclusive; and

WHEREAS, the Company has adopted provisions in its Certificate of Incorporation and Bylaws providing for mandatory indemnification of its officers and directors to the fullest extent permitted by applicable law, subject to certain limitations specified in the Certificate of Incorporation and Bylaws, and the Company wishes to clarify and enhance the rights and obligations of the Company and the Indemnitee with respect to indemnification; and

WHEREAS, in order to induce and encourage highly experienced and capable persons such as the Indemnitee to serve and continue to serve as directors and officers of the Company and in other capacities with respect to the Company and its affiliates, and to otherwise promote the desirable end that such persons will resist what they consider unjustified lawsuits and claims made against them in connection with the good faith performance of their duties to the Company, with the knowledge that certain costs, judgments, liabilities and expenses incurred by them in their defense of such litigation are to be borne by the Company, the Board of Directors of the Company has determined that the following Agreement is reasonable and prudent to promote and ensure the best interests of the Company and its stockholders; and

NOW, THEREFORE, in consideration of the Indemnitee’s service as a director or executive officer of the Company, or service at the Company’s request as a director, officer, employee or agent of other enterprises or entities, after the date hereof, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Service by Indemnitee. The Indemnitee will serve and/or continue to serve as a director or officer of the Company faithfully and to the best of the Indemnitee’s ability so long as the Indemnitee is duly elected or appointed and until such time as the Indemnitee is removed, terminated or tenders a resignation.

Section 2. Indemnification.

(a) General. The Company shall indemnify the Indemnitee (i) as provided in this Agreement and (ii) subject to the provisions of this Agreement, to the full extent permitted by applicable law and in a manner permitted by such law.

(b) Proceedings Other Than Proceedings by or in the Right of the Company. Except as provided in Section 4 hereof, the Indemnitee shall be entitled to the rights of indemnification provided in this Section 2(b) if, by reason of the Indemnitee’s Corporate Status (as hereinafter defined), the Indemnitee is or was, or is or was threatened to be made, a party to or is or was otherwise involved in a Proceeding (as hereinafter defined), other than a Proceeding by or in the right of the Company to procure a judgment in its favor. The Indemnitee shall be indemnified pursuant to and in accordance with this Section 2(b) against all Losses (as hereinafter defined) actually and reasonably incurred by the Indemnitee or on the Indemnitee’s behalf in connection with such a Proceeding or any claim, issue or matter therein, but only if the Indemnitee acted in good faith and in a manner that the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

(c) Proceedings by or in the Right of the Company. Except as provided in Section 4 hereof, the Indemnitee shall be entitled to the rights of indemnification provided in this Section 2(c) if, by reason of the Indemnitee’s Corporate Status, the Indemnitee is or was, or is or was threatened to be made, a party to or is or was otherwise involved in a Proceeding brought by or in the right of the Company to procure a judgment in its favor. The Indemnitee shall be indemnified pursuant to and in accordance with this Section 2(c) against all Expenses actually and reasonably incurred by the Indemnitee or on the Indemnitee’s behalf in connection with such a Proceeding or any claim, issue or matter therein, but only if the Indemnitee acted in good faith and in a manner that the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company; provided, however, that no indemnification for such Expenses shall be made in respect of any claim, issue or matter in such Proceeding as to which the Indemnitee shall have been adjudged liable to the Company unless (and only to the extent that) the Court of Chancery of the State of Delaware or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses that the Court of Chancery or such other court shall deem proper. Anything in this Agreement to the contrary notwithstanding, if the Indemnitee, by reason of the Indemnitee’s Corporate Status, is or was, or is or was threatened to be made, a party to any Proceeding by or in the right of the Company to procure a judgment in its favor, then the Company shall not indemnify the Indemnitee for any judgment, fines or amounts paid in settlement to the Company in connection with such Proceeding.

(d) Indemnification for Expenses if Indemnitee is Wholly or Partly Successful. Anything in this Agreement to the contrary notwithstanding, to the extent that the Indemnitee, by reason of the Indemnitee’s Corporate Status, is or was, or is or was threatened to be made, a party to any Proceeding and is successful, on the merits or otherwise, in defending such Proceeding (including dismissal without prejudice), the Indemnitee shall be indemnified to the maximum extent permitted by law against all Expenses actually and reasonably incurred by the Indemnitee or on the Indemnitee’s behalf in connection with the defense of such Proceeding. If the Indemnitee is not wholly successful in defending any such Proceeding but is successful, on the merits or otherwise, in defending one or more but less than all claims, issues or matters in such Proceeding (including dismissal without prejudice of certain claims), the Company shall indemnify the Indemnitee against all Expenses actually and reasonably incurred by the Indemnitee or on the Indemnitee’s behalf in defending each such successfully resolved claim, issue or matter. To the extent the Indemnitee has been successful, on the merits or otherwise, in defending any Proceeding, or in defending any claim, issue or matter therein, the Indemnitee shall be entitled to indemnification as provided in this Section 2(d) regardless of whether the Indemnitee met the standards of conduct set forth in Sections 2(b) and 2(c) hereof.

(e) Indemnification for Expenses as a Witness. Anything in this Agreement to the contrary notwithstanding, to the fullest extent permitted by applicable law, to the extent that the Indemnitee, by reason of the Indemnitee’s Corporate Status, is or was, or is or was threatened to be made, a witness in any Proceeding to which the Indemnitee is not a party, the Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by the Indemnitee or on the Indemnitee’s behalf in connection therewith. To the extent permitted by applicable law, the Indemnitee shall be entitled to indemnification for Expenses incurred in connection with being or threatened to be made a witness, as provided in this Section 2(e), regardless of whether the Indemnitee met the standards of conduct set forth in Sections 2(b) and 2(c) hereof.

(f) Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Losses actually and reasonably incurred by the Indemnitee in a Proceeding, but not for the total amount thereof, the Company shall indemnify the Indemnitee for the portion of such Losses to which the Indemnitee is entitled.

Section 3. Advancement of Expenses. Anything in this Agreement to the contrary notwithstanding, but subject to Section 4 hereof, if, by reason of the Indemnitee’s Corporate Status, the Indemnitee is or was, or is or was threatened to be made, a party to, or is or was otherwise involved in, or is or was, or is or was threatened to be made, a witness to any Proceeding (including, without limitation, a Proceeding brought by or in the right of the Company to procure a judgment in its favor), then the Company shall advance all Expenses actually and reasonably incurred by or on behalf of the Indemnitee in connection with any such Proceeding in advance of the final disposition of such Proceeding within thirty (30) calendar days after the receipt by the Company of a written request for such advance or advances from time to time. Such written request shall include or be accompanied by a statement or statements reasonably evidencing the Expenses incurred by or on behalf of the Indemnitee and for which advancement is requested, and shall include or be preceded or accompanied by an undertaking by or on behalf of the Indemnitee to repay any Expenses advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that the Indemnitee is not entitled to be indemnified against such Expenses under this Agreement or otherwise. Such undertaking shall be sufficient for purposes of this Section 3 if it is in substantially the form attached hereto as Exhibit A. Any advances and undertakings to repay pursuant to this Section 3 shall be unsecured and interest free. The Indemnitee shall be entitled to advancement of Expenses as provided in this Section 3 regardless of any determination by or on behalf of the Company that the Indemnitee has not met the standards of conduct set forth in Sections 2(b) and 2(c) hereof.

Section 4. Proceedings Against the Company; Certain Securities Laws Claims.

(a) Anything in Section 2 or Section 3 hereof to the contrary notwithstanding, except as provided in Section 7(d) hereof, with respect to a Proceeding initiated against the Company by the Indemnitee (whether initiated by the Indemnitee in or by reason of such person’s capacity as an officer or director of the Company or in or by reason of any other capacity, including, without limitation, as an employee or agent of the Company or a director, officer, employee or agent of Another Enterprise), the Company shall not be required to indemnify or to advance Expenses to the Indemnitee in connection with prosecuting such Proceeding (or any part thereof) or in defending any counterclaim, cross-claim, affirmative defense or like claim of the Company in such Proceeding (or part thereof) unless such Proceeding was authorized by the Board of Directors of the Company. For purposes of this Section 4, a compulsory counterclaim by the Indemnitee against the Company in connection with a Proceeding initiated against the Indemnitee by the Company shall not be considered a Proceeding (or part thereof) initiated against the Company by the Indemnitee, and the Indemnitee shall have all rights of indemnification and advancement with respect to any such compulsory counterclaim in accordance with and subject to the terms of this Agreement.

(b) Anything in Section 2 (other than Section 2(d)) or Section 3 hereof to the contrary notwithstanding, except as provided in Section 2(d) hereof with respect to indemnification of Expenses in connection with whole or partial success on the merits or otherwise in defending any Proceeding, the Company shall not be required to indemnify the Indemnitee in connection with any claim made against Indemnitee for (i) an accounting of profits made from the purchase and sale (or sale and purchase) by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934 or similar provisions of state statutory law or common law, or (ii) any reimbursement of the Company by the Indemnitee of any bonus or other incentive-based or equity-based compensation or of any profits realized by the Indemnitee from the sale of securities of the Company, as required in each case under the Securities Exchange Act of 1934 (including any such reimbursements that arise from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Company of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 306 of the Sarbanes-Oxley Act).

Section 5. Procedure for Determination of Entitlement to Indemnification; Independent Counsel.

(a) To obtain indemnification under this Agreement, the Indemnitee shall submit to the Company (following the final disposition of the applicable Proceeding) a written request for indemnification, including therein or therewith, except to the extent previously provided to the Company in connection with a request or requests for advancement pursuant to Section 3 hereof, a statement or statements reasonably evidencing all Losses incurred or paid by or on behalf of the Indemnitee and for which indemnification is requested. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that the Indemnitee has requested indemnification.

(b) Upon written request by the Indemnitee for indemnification pursuant to the first sentence of Section 5(a) hereof, if required by applicable law and to the extent not otherwise provided pursuant to the terms of this Agreement, a determination with respect to the

Indemnitee’s entitlement to indemnification shall be made in the specific case as follows: (i) if a Change in Control (as hereinafter defined) shall have occurred and if so requested in writing by the Indemnitee, by Independent Counsel (as hereinafter defined) in a written opinion to the Board of Directors; or (ii) if a Change in Control shall not have occurred (or if a Change in Control shall have occurred but the Indemnitee shall not have requested that indemnification be determined by Independent Counsel as provided in subpart (i) of this Section 5(b)), (A) by a majority vote of the Disinterested Directors (as hereinafter defined), even though less than a quorum of the Board of Directors, or (B) by a committee of Disinterested Directors designated by majority vote of the Disinterested Directors, even though less than a quorum of the Board of Directors, (C) if there are no such Disinterested Directors or, if such Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board of Directors, or (D) by the Company’s stockholders in accordance with applicable law. Notice in writing of any determination as to the Indemnitee’s entitlement to indemnification shall be delivered to the Indemnitee promptly after such determination is made, and if such determination of entitlement to indemnification has been made by Independent Counsel in a written opinion to the Board of Directors, then such notice shall be accompanied by a copy of such written opinion. If it is determined that the Indemnitee is entitled to indemnification, then payment to the Indemnitee of all amounts to which the Indemnitee is determined to be entitled shall be made within thirty (30) calendar days after such determination. If it is determined that the Indemnitee is not entitled to indemnification, then the written notice to the Indemnitee (or, if such determination has been made by Independent Counsel in a written opinion, the copy of such written opinion delivered to the Indemnitee) shall disclose the basis upon which such determination is based. The Indemnitee shall cooperate with the person, persons or entity making the determination with respect to the Indemnitee’s entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information that is not privileged or otherwise protected from disclosure and that is reasonably available to the Indemnitee and reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification.

(c) If the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 5(b) hereof, the Independent Counsel shall be selected as provided in this Section 5(c). If a Change in Control shall not have occurred (or if a Change in Control shall have occurred but the Indemnitee shall not have requested that indemnification be determined by Independent Counsel as provided in subpart (i) of Section 5(b)), then the Independent Counsel shall be selected by the Board of Directors, and the Company shall give written notice to the Indemnitee advising the Indemnitee of the identity of the Independent Counsel so selected. If a Change in Control shall have occurred and the Indemnitee shall have requested that indemnification be determined by Independent Counsel, then the Independent Counsel shall be selected by the Indemnitee (unless the Indemnitee shall request that such selection be made by the Board of Directors, in which event the preceding sentence shall apply), and the Indemnitee shall give written notice to the Company advising it of the identity of the Independent Counsel so selected. In either event, the Indemnitee or the Company, as the case may be, may, within 10 calendar days after such written notice of selection has been given, deliver to the Company or to the Indemnitee, as the case may be, a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the law firm or person so selected does not meet the requirements of “Independent Counsel” as defined in Section 23 of this Agreement, and the objection shall set forth the basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If such written objection is so made and substantiated, the law firm or person so selected may not serve as Independent Counsel unless and until such objection is withdrawn or the Court of Chancery of the State of Delaware or another court of competent jurisdiction in the State of Delaware has determined that such objection is without merit. If the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 5(b) hereof and, following the expiration of thirty (30) calendar days after submission by the Indemnitee of a written request for indemnification pursuant to Section 5(a) hereof, Independent Counsel shall not have been selected, or an objection thereto has been made and not withdrawn, then either the Company or the Indemnitee may petition the Court of Chancery of the State of Delaware or other court of competent jurisdiction in the State of Delaware for resolution of any objection that shall have been made by the Company or the Indemnitee to the other’s selection of Independent Counsel and/or for appointment as Independent Counsel of a law firm or person selected by such court (or selected by such person as the court shall designate), and the law firm or person with respect to whom all objections are so resolved or the law firm or person so appointed shall act as Independent Counsel under Section 5(b) hereof. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 7(a) of this Agreement, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing). If the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 5(b) hereof, then the Company agrees to pay the reasonable fees and expenses of such Independent Counsel and to fully indemnify and hold harmless such Independent Counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

Section 6. Burden of Proof; Defenses; and Presumptions.

(a) In any judicial proceeding or arbitration pursuant to Section 7 hereof brought by the Indemnitee to enforce rights to indemnification or to an advancement of expenses hereunder, or in any action, suit or proceeding brought by the Company to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), the burden shall be on the Company to prove that the Indemnitee is not entitled to be indemnified, or to such an advancement of expenses, as the case may be.

(b) It shall be a defense in any judicial proceeding or arbitration pursuant to Section 7 hereof to enforce rights to indemnification under Section 2(b) or Section 2(c) hereof (but not in any judicial proceeding or arbitration pursuant to Section 7 hereof to enforce a right to an advancement of expenses under Section 3 hereof) that the Indemnitee has not met the standards of conduct set forth in Section 2(b) or Section 2(c), as the case may be, but the burden of proving such defense shall be on the Company. With respect to any judicial proceeding or arbitration pursuant to Section 7 hereof brought by the Indemnitee to enforce a right to indemnification hereunder, or any action, suit or proceeding brought by the Company to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), neither (i) the failure of the Company (including by its directors or Independent Counsel) to have made a determination prior to the commencement of such action, suit, proceeding or arbitration that indemnification is proper in the circumstances because the Indemnitee has met the applicable standards of conduct, nor (ii) an actual determination by the Company (including by its directors or Independent Counsel) that the Indemnitee has not met such applicable standards of conduct, shall create a presumption that the Indemnitee has not met the applicable standards of conduct.

(c) The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendre or its equivalent, shall not, of itself, adversely affect the right of the Indemnitee to indemnification hereunder or create a presumption that the Indemnitee did not act in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, that the Indemnitee had reasonable cause to believe that his or her conduct was unlawful.

(d) For purposes of any determination of good faith, Indemnitee shall be deemed to have acted in good faith if Indemnitee’s action is based on the records or books of account of the Company or Other Enterprise, including financial statements, or on information supplied to Indemnitee by the officers of the Company or Other Enterprise in the course of their duties, or on the advice of legal counsel for the Company or Other Enterprise or on information or records given or reports made to the Company or Other Enterprise by an independent certified public accountant or by an appraiser or other expert selected by the Company or Other Enterprise. The provisions of this Section 6(d) shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed or found to have met the applicable standard of conduct set forth in this Agreement.

(e) The knowledge and/or actions, or failure to act, of any other director, officer, agent or employee of the Company or of Another Enterprise shall not be imputed to the Indemnitee for purposes of determining the Indemnitee’s right to indemnification under this Agreement.

Section 7. Remedies of Indemnitee.

(a) In the event that (i) a determination is made pursuant to Section 5 of this Agreement that the Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 3 of this Agreement, (iii) no determination of entitlement to indemnification, if such determination of entitlement to indemnification is not to be made by Independent Counsel pursuant to Section 5(b) hereof, shall have been made pursuant to Section 5(b) of this Agreement within sixty (60) calendar days after receipt by the Company of the Indemnitee’s written request for indemnification, (iv) no determination of entitlement to indemnification, if such determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 5(b) hereof, shall have been made pursuant to Section 5(b) hereof within eighty (80) calendar days after receipt by the Company of the Indemnitee’s written request for indemnification, unless an objection to the selection of such Independent Counsel has been made and substantiated and not withdrawn, in which case the applicable time period shall be seventy (70) calendar days after the Court of Chancery of the State of Delaware or another court of competent jurisdiction in the State of Delaware (or such person appointed by such court to make such determination) has determined or appointed the person to act as Independent Counsel pursuant to Section 5(b) hereof, (v) payment of indemnification is not made pursuant to Section 2(d) or Section 2(e) of this Agreement within thirty (30) calendar days after receipt by the Company of a written request therefor, or (vi) payment of indemnification pursuant to Section 2(b) or Section 2(c) of this Agreement is not made within thirty (30) calendar days after a determination has been made pursuant to Section 5(b) that the Indemnitee is entitled to indemnification, then the Indemnitee shall be entitled to seek an adjudication by the Court of Chancery of the State of Delaware of the Indemnitee’s entitlement to such indemnification or advancement of Expenses. Alternatively, if the foregoing conditions have been satisfied, the Indemnitee, at his or her option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within 180 calendar days following the date on which the Indemnitee first has the right to commence such proceeding pursuant to this Section 7(a); provided, however, that the foregoing clause shall not apply in respect of a proceeding brought by the Indemnitee to enforce his or her rights to indemnification under Section 2(d) of this Agreement.

(b) In the event that a determination shall have been made pursuant to Section 5(b) of this Agreement that the Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 7 shall be conducted in all respects as a de novo trial, or arbitration, on the merits and the Indemnitee shall not be prejudiced by reason of that adverse determination.

(c) If a determination shall have been made pursuant to Section 5(b) of this Agreement that the Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 7, absent (i) a misstatement or misrepresentation by the Indemnitee (or anyone acting on the Indemnitee’s behalf) of a material fact, or an omission of a material fact necessary to make the Indemnitee’s statement (or statements of persons acting on behalf of the Indemnitee) not materially misleading, in connection with the request for indemnification or in connection with the provision of information or documentation pursuant to the last sentence of Section 5(b), or (ii) a prohibition of such indemnification under applicable law.

(d) In the event that the Indemnitee, pursuant to this Section 7, seeks a judicial adjudication of or an award in arbitration to enforce the Indemnitee’s rights under, or to recover damages for breach of, this Agreement, then the Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all Expenses actually and reasonably incurred by or on behalf of such Indemnitee in such judicial adjudication or arbitration, but only if (and only to the extent) the Indemnitee prevails therein. If it shall be determined in said judicial adjudication or arbitration that the Indemnitee is entitled to receive part but not all of the indemnification or advancement of Expenses sought, the expenses incurred by the Indemnitee in connection with such judicial adjudication or arbitration shall be appropriately prorated.

Section 8. Non-Exclusivity. Except to the extent expressly provided herein, and only to such extent, the rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which the Indemnitee may at any time be entitled under applicable law, the Company’s Certificate of Incorporation, the Company’s Bylaws, any agreement, a vote of stockholders, a resolution of directors or otherwise, both as to action in or by reason of the Indemnitee’s Corporate Status and as to action in or by reason of any other capacity of the Indemnitee while serving as a director or officer of the Company. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.

In the event of any change after the date of this Agreement in any applicable law, statute or rule that expands the power of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greatest benefits afforded by such change. Anything in this Section 8 to the contrary notwithstanding, to the extent the time periods specified in Section 3 and Section 7(a) hereof with respect to the time at which the Indemnitee shall be entitled to seek an adjudication or an award in arbitration as to the Indemnitee’s entitlement to indemnification or advancement differ from similar time periods specified in the Company’s Certificate of Incorporation or Bylaws, the time periods set forth in Section 3 and Section 7(a) hereof shall control and be binding on the Indemnitee and the Company and shall be deemed a waiver of any contrary right specified in the Company’s Certificate of Incorporation or Bylaws. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

Section 9. Insurance; Subrogation; Other Sources of Payment.

(a) To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees or agents of the Company or Another Enterprise, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies. If, at the time of the receipt of a notice of a claim pursuant to the terms hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies. To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees or agents of the Company or Another Enterprise, the provision of directors’ and officers’ liability insurance as provided in this Section 9(a) shall be in addition to the Company’s obligations under Sections 2 and 3 hereof and shall not be deemed to be in satisfaction of those obligations.

(b) In the event of any payment to or on behalf of the Indemnitee under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

(c) Except to the extent required by applicable law, the Company shall not be liable under this Agreement to make any payment to Indemnitee with respect to amounts otherwise indemnifiable hereunder (or for which advancement is otherwise provided hereunder) if and to the extent that the Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise. Nothing hereunder is intended to affect any right of contribution of or against the Company in the event the Company and any other person or persons have co-equal obligations to indemnify or advance expenses to Indemnitee.

(d) The Company’s obligation to indemnify or advance Expenses hereunder to the Indemnitee, in connection with or by reason of Indemnitee’s service at the request of the Company as a director, officer, employee, agent or fiduciary of Another Enterprise, shall be reduced by any amount that the Indemnitee has actually received as indemnification or advancement of Expenses from such Other Enterprise with respect to the Proceeding for which indemnification or advancement of Expenses is sought.

Section 10. Contribution. To the fullest extent permitted by applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, for any and all Losses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company, on the one hand, and Indemnitee, on the other hand, as a result of the event(s) and/or transaction(s) giving cause to such Proceeding; and/or (ii) the relative fault of the Company (and its directors, officers, employees and agents), on the one hand, and Indemnitee, on the other hand, in connection with such event(s) and/or transaction(s).

Section 11. Settlements. Anything in this Agreement or the Company’s Certificate of Incorporation or Bylaws to the contrary notwithstanding, the Company shall have no obligation to indemnify the Indemnitee for any amounts paid by or on behalf of the Indemnitee in settlement of any Proceeding, unless the Company has consented in writing to such settlement, which consent shall not be unreasonably withheld. The Company shall not settle any claim in any manner that would impose any fine or any obligation on the Indemnitee without the Indemnitee’s prior written consent, which consent shall not be unreasonably withheld.

Section 12. Survival of Rights; Binding Effect; Successors and Assigns.

(a) The indemnification and advancement of Expenses and other rights provided by, or granted pursuant to, this Agreement shall continue during the period that the Indemnitee is a director or officer of the Company and shall continue after the Termination Date so long as Indemnitee shall be subject to any possible Proceeding (including any appeal thereto), by reason of Indemnitee’s Corporate Status, with respect to claims arising from any action taken or omitted (or that are alleged to have been taken or omitted) by the Indemnitee, or from any facts or events that occurred (or that are alleged to have occurred), on or before the Termination Date, and shall further continue for such period of time following the conclusion of any such Proceeding as may be reasonably necessary for Indemnitee to enforce rights and remedies pursuant to this Agreement as provided in Section 7 of this Agreement.

(b) This Agreement shall be binding upon the Indemnitee and upon the Company and its successors and assigns, and shall inure to the benefit of the Indemnitee, the Indemnitee’s heirs, personal representatives, executors, administrators and assigns and to the benefit of the Company and its successors and assigns.

(c) The Company further agrees that in the event the Company or any of its successors or assigns (i) consolidates with or merges into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any corporation or entity, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of the Company as a result of such transaction assume the obligations of the Company set forth in this Agreement, including, without limitations, the requirements with respect to directors’ and officers’ liability insurance set forth in Section 9.

Section 13. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; (b) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (c) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

Section 14. Acknowledgement. The Company expressly acknowledges, confirms and agrees that it has entered into this Agreement and has assumed the obligations imposed on the Company hereby in order to induce the Indemnitee to serve or continue to serve as a director or officer of the Company, and the Company acknowledges that the Indemnitee is relying upon this Agreement in serving and continuing to serve in such capacity. In addition, both the Company and Indemnitee acknowledge that in certain instances, federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees, agents or fiduciaries under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company’s rights under public policy to indemnify Indemnitee.

Section 15. Notice by Indemnitee. The Indemnitee agrees to notify the Company promptly and in writing upon being served with any summons, citation, subpoena, complaint, petition, indictment, information or other document relating to the commencement or threatened commencement of any Proceeding or matter that may be subject to indemnification or advancement of Expenses covered hereunder. The failure of the Indemnitee to so notify the Company shall not relieve the Company of any obligation that it may have to the Indemnitee under this Agreement or otherwise, except to the extent the Company is materially prejudiced by such failure.

Section 16. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) if delivered by hand to the party to whom said notice or other communication shall have been directed, on the date so delivered, or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed. All such notices, requests, demands and other communications shall be delivered to the Indemnitee or to the Company, as the case may be, at the following addresses:

(a) If to the Indemnitee, to the address set forth on the signature page hereto

(b) If to the Company, to:

MRI Interventions, Inc.

One Commerce Square, Suite 2550

Memphis, TN 38103

Attn: Corporate Secretary

or to such other address as may have been furnished to the Indemnitee by the Company or to the Company by the Indemnitee, as the case may be, by like notice.

Section 17. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement.

Section 18. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

Section 19. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof.

Section 20. Modification and Waiver.

(a) No amendment, modification, supplementation or repeal of this Agreement or any provision hereof shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

(b) No amendment, modification, supplementation or repeal of this Agreement or of any provision hereof shall limit or restrict any rights of the Indemnitee under this Agreement in respect of any action taken or omitted by the Indemnitee in or by reason of the Indemnitee’s Corporate Status prior to such amendment, modification, supplementation or repeal.

Section 21. Governing Law; Submission to Jurisdiction; Service of Process.

(a) This Agreement and the legal relations between the parties with respect to the matters addressed hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules.

(b) Except with respect to any arbitration commenced by the Indemnitee pursuant to Section 7(a) of this Agreement and except to the extent permitted by Section 2(c) hereof with respect to a determination by a court in which an underlying Proceeding was brought that the Indemnitee is entitled to indemnification of Expenses notwithstanding an adjudication of liability to the Company, the Company and the Indemnitee each hereby irrevocably and unconditionally (i) agrees and consents to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action, suit or proceeding that arises out of or relates to this Agreement and agrees that any such action instituted under this Agreement shall be brought only in the Court of Chancery of the State of Delaware (or in any other state court of the State of Delaware if the Court of Chancery does not have subject matter jurisdiction over such action), and not in any other state or federal court in the United States of America or any court or tribunal in any other country; (ii) consents to submit to the exclusive jurisdiction of the courts of the State of Delaware for purposes of any action or proceeding arising out of or in connection with this Agreement; (iii) waives any objection to the laying of venue of any such action or proceeding in the courts of the State of Delaware; and (iv) waives, and agrees not to plead or to make, any claim that any such action or proceeding brought in the courts of the State of Delaware has been brought in an improper or otherwise inconvenient forum.

(c) Each of the Company and the Indemnitee hereby consents to service of any summons and complaint and any other process that may be served in any action, suit or proceeding arising out of or relating to this Agreement in any court of the State of Delaware by mailing by certified or registered mail, with postage prepaid, copies of such process to such party at its address for receiving notice pursuant to Section 16 hereof. Nothing herein shall preclude service of process by any other means permitted by applicable law.

Section 22. Nature of Agreement. This Agreement shall not be deemed an employment contract between the Company and the Indemnitee, and, if Indemnitee is an officer or employee of the Company, Indemnitee specifically acknowledges that Indemnitee may be discharged as an officer or employee of the Company at any time for any reason, with or without cause, and with or without severance compensation, except as may be otherwise provided in a separate written contract between the Company and the Indemnitee.

Section 23. Definitions. For purposes of this Agreement:

(a) “Another Enterprise” and “Other Enterprise” refer to a corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or any other form of enterprise, other than the Company.

(b) “Change in Control” means, and shall be deemed to have occurred if, (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting stock, (ii) during any period of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation that would result in the voting stock of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting stock of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting stock of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of related transactions) of all or substantially all of the Company’s assets.

(c) “Corporate Status” describes the Indemnitee’s status as a present or former director or officer of the Company or the Indemnitee’s status, at any time while serving as a director or officer of the Company, as a director, officer, employee, agent or fiduciary of Another Enterprise to the extent the Indemnitee is or was serving in such capacity with respect to such Other Enterprise at the request of the Company.

(d) “Expenses” includes, without limitation, reasonable attorneys’ fees; retainers; disbursements of counsel; court costs; filing fees; transcript costs; fees and expenses of experts; fees and expenses of witnesses; fees and expenses of accountants and other consultants (excluding public relations consultants unless approved in advance by the Company); travel expenses; duplicating and imaging costs; printing and binding costs; telephone charges; facsimile transmission charges; computer legal research costs; postage; delivery service fees; fees and expenses of third-party vendors; the premium, security for, and other costs associated with any bond (including supersedeas or appeal bonds, injunction bonds, cost bonds, appraisal bonds or their equivalents), in each case incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding (including, without limitation, any judicial or arbitration Proceeding brought to enforce the Indemnitee’s rights under, or to recover damages for breach of, this Agreement), as well as all other “expenses” within the meaning of that term as used in Section 145 of the General Corporation Law of the State of Delaware and all other disbursements or expenses of types customarily and reasonably incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, actions, suits or proceedings similar to or of the same type as the Proceeding with respect to which such disbursements or expenses were incurred; but, notwithstanding anything in the foregoing to the contrary, “Expenses” shall not include amounts of judgments, penalties or fines actually levied against the Indemnitee in connection with any Proceeding.

(e) “Disinterested Director” means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by the Indemnitee.

(f) “Independent Counsel” means a law firm, or a person admitted to practice law in any State of the United States, that is experienced in matters of corporation law and neither presently is, nor in the past three years has been, retained to represent: (i) the Company or the Indemnitee in any matter material to either such party (other than with respect to matters concerning the Indemnitee under this Agreement, or of other indemnities under similar indemnification agreements), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any law firm or person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee’s rights under this Agreement. For the avoidance of doubt, the term “Independent Counsel” shall not include any law firm or person who represents or advises, or at any time in the past three years has represented or advised, any entity or person who effectuated or has been a party to a Change in Control of the Company.

(g) “Losses” means all Expenses, judgments, penalties, fines, liabilities and amounts paid in settlement in connection with a Proceeding.

(h) “Proceeding” means any threatened, pending or completed action, suit, arbitration, alternative dispute resolution mechanism, investigation (including any internal investigation), inquiry, administrative hearing or any other threatened, pending or completed proceeding, whether brought by or in the right of the Company or otherwise, and whether civil, criminal, administrative or investigative.

(i) “Termination Date” shall mean the date on which the Indemnitee is no longer serving as a director or officer of the Company.

(j) References herein to “fines” shall include any excise tax assessed with respect to any employee benefit plan.

(k) References herein to a director of Another Enterprise or a director of an Other Enterprise shall include, in the case of any entity that is not managed by a board of directors, such other position, such as manager or trustee or member of the governing body of such entity, that entails responsibility for the management and direction of such entity’s affairs, including, without limitation, the general partner of any partnership (general or limited) and the manager or managing member of any limited liability company.

(l) (i) References herein to serving at the request of the Company as a director, officer, employee, agent or fiduciary of Another Enterprise shall include any service as a director, officer, employee or agent of the Company that imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan of the Company or any of its affiliates, other than solely as a participant or beneficiary of such a plan; and (ii) if the Indemnitee has acted in good faith and in a manner such the Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, the Indemnitee shall be deemed to have acted in a manner not opposed to the best interests of the Company for purposes of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company and the Indemnitee have executed this Agreement on and as of the day and year first above written.

MRI INTERVENTIONS , INC.

By:
Name:
Title:

INDEMNITEE

By:
Name:
Address:

Exhibit A

UNDERTAKING

I                                                                                           , agree to reimburse the Company for all expenses paid to me or on my behalf by the Company in connection with my involvement in [name or description of proceeding or proceedings], in the event, and to the extent, that it shall ultimately be determined that I am not entitled to be indemnified by the Company for such expenses.

Signature _____________________________

Typed Name

                                 ) ss:

Before me                                 , on this day personally appeared                             , known to me to be the person whose name is subscribed to the foregoing instrument, and who, after being duly sworn, stated that the contents of said instrument is to the best of his/her knowledge and belief true and correct and who acknowledged that he/she executed the same for the purpose and consideration therein expressed.

GIVEN under my hand and official seal at                 , this                  day of             , 20    .

Notary Public

My commission expires:

17